Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended August 2, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Helm, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 3, 2025

/s/ Robert Helm
Robert Helm
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)